UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 27, 2006

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21326	04-314-5961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

160 New Boston Street, Woburn, MA 01801

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:   781-932-6616

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Charles H. Sherwood, Ph.D., President and CEO of Anika Therapeutics, Inc., intends to make a slide presentation at the UBS Global Life Sciences Conference in New York at 4:30 p.m. local time on September 27, 2006. A copy of the slide presentation is furnished with this report as Exhibit 99.1.

As Anika has previously announced, while attendance is by invitation only, an audio-only webcast of Anika’s presentation at the UBS Global Life Sciences Conference may be accessed through the Company’s website at www.anikatherapeutics.com.  An archived replay of the presentation will be available approximately 3 hours after the live presentation and can also be accessed at www.anikatherapeutics.com.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Slide Presentation, September 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

September 27, 2006	By:	/s/ Charles H. Sherwood
		Name:	Charles H. Sherwood
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Slide Presentation, September 27, 2006.